UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2009

Annual Report to Shareholders

DWS Global Thematic Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

25 Financial Statements

29 Financial Highlights

35 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Tax Information

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Summary of Administrative Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities and securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. The fund may also invest in derivatives which may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2009

Average Annual Total Returns as of 8/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-16.49%	-6.60%	6.18%	2.81%
Class B	-17.26%	-7.41%	5.25%	1.96%
Class C	-17.13%	-7.30%	5.37%	2.02%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-21.29%	-8.43%	4.93%	2.20%
Class B (max 4.00% CDSC)	-19.72%	-7.83%	5.11%	1.96%
Class C (max 1.00% CDSC)	-17.13%	-7.30%	5.37%	2.02%
No Sales Charges					Life of Institutional Class*
Class R	-16.67%	-6.82%	5.94%	2.58%	N/A
Class S	-16.24%	-6.36%	6.50%	3.10%	N/A
Institutional Class	-16.06%	N/A	N/A	N/A	-14.79%
MSCI World Index+	-17.21%	-5.22%	3.09%	.43%	-17.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on August 26, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2008 are 1.44%, 2.28%, 2.19%, 1.72%, 1.19% and 1.14% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 8/31/09	$ 19.43	$ 18.71	$ 18.82	$ 19.40	$ 19.38	$ 19.42
8/31/08	$ 23.43	$ 22.75	$ 22.85	$ 23.42	$ 23.36	$ 23.37
Distribution Information: Twelve Months as of 8/31/09: Income Dividends	$ .02	$ —	$ —	$ —	$ .06	$ .06
Capital Gain Distributions	$ .09	$ .09	$ .09	$ .09	$ .09	$ .09
Lipper Rankings — Global Multi-Cap Core Funds Category as of 8/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	63	of	128	49
3-Year	61	of	95	64
5-Year	7	of	61	12
Class B 1-Year	73	of	128	57
3-Year	76	of	95	80
5-Year	12	of	61	20
Class C 1-Year	72	of	128	56
3-Year	73	of	95	77
5-Year	11	of	61	18
Class R 1-Year	66	of	128	52
3-Year	68	of	95	71
5-Year	9	of	61	15
Class S 1-Year	57	of	128	45
3-Year	55	of	95	58
5-Year	6	of	61	10
10-Year	9	of	24	36
Institutional Class 1-Year	51	of	128	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2009 to August 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,547.40	$ 1,541.60	$ 1,541.40	$ 1,547.00	$ 1,549.60	$ 1,551.60
Expenses Paid per $1,000*	$ 9.76	$ 14.61	$ 14.67	$ 11.36	$ 8.03	$ 7.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,017.54	$ 1,013.71	$ 1,013.66	$ 1,016.28	$ 1,018.90	$ 1,019.56
Expenses Paid per $1,000*	$ 7.73	$ 11.57	$ 11.62	$ 9.00	$ 6.36	$ 5.70
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Thematic Fund	1.52%	2.28%	2.29%	1.77%	1.25%	1.12%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Thematic Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Thematic Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Oliver Kratz

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past year was a memorable period characterized by both a severe market meltdown and a recovery rally from panic-induced lows. When the fund's fiscal year began in the autumn of 2008, investors were just beginning to understand the broader economic impact of the housing and credit crises. Although the global markets had been trending lower for about a year at that point, the subsequent collapse of several major financial institutions sent stocks spiraling downward throughout the autumn. The new year brought another shock to the markets once it became evident that the financial crisis was having a significant impact on economic growth and corporate earnings. The global markets touched their low for the year on March 9, 2009 amid fears of a potential worldwide economic collapse, but, as is often the case, this panic set the stage for a substantial rally. Although the rebound carried through the end of the fund's fiscal year on the prospect of improved economic growth in 2010 and beyond, most major markets nevertheless finished the 12-month period in negative territory.

With this as the backdrop, the Class A shares of DWS Global Thematic Fund returned -16.49% during the annual period ended August 31, 2009. The fund outperformed the -17.21% return of the MSCI World Index and underperformed the -15.95% average return of the funds in its Lipper peer group, Global Multi-Cap Core Funds.1,2 After lagging the market during the first three months of the annual period, a time in which stock price performance was driven by investor panic rather than fundamentals, the fund recovered to outpace its benchmark over the final nine months of the fiscal year. The fund has also performed on a long-term basis: during the five-year interval ended August 31, 2009, its Class A shares average annualized gain of 6.18% was well above the 3.09% return of the benchmark and the 3.70% average return for the funds in its peer group. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive Contributors to Fund Performance

We strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use fundamental research and an array of quantitative tools to invest in companies that stand to benefit as these themes unfold. As of August 31, 2009, the fund was diversified among 13 themes, as outlined in the accompanying table.

Fund Assets by Theme, as of August 31, 2009 (as a % of investments)
Supply Chain Dominance	15.33%
New Annuities	11.54%
Asymmetric Negotiators	10.50%
Disequilibria	9.45%
Global Agribusiness	8.89%
Distressed Companies	8.09%
Personalized Medicine	7.71%
Security	7.04%
Talent & Ingenuity	6.04%
Large Units	5.92%
Indian Ocean	4.24%
Market Hedge	2.75%
Private/Public Partnerships	2.50%

Source: Deutsche Bank

The Distressed Companies theme, which seeks companies that are priced at low valuations due to unwarranted pessimism or short-term misperceptions of risk, made the largest contribution to performance. The top contributor for the year was Bank of America Corp., which we opportunistically added at depressed prices. Similarly, our purchases of the US asset management company Legg Mason, Inc. and the multinational steel concern ArcelorMittal paid off when both stocks recovered in the second half of the period. In a reflection of the challenging economic environment, we have been finding more opportunities to add to the fund's weighting in the Distressed Companies theme. As of August 31, 2009, the fund has 8.09% of its assets invested in the theme, up significantly from the 2.38% weighting six months prior.

Disequilibria, which focuses on companies that stand to benefit from industry flux, added to performance due to the strong showing of our positions in several financial stocks, including BNP Paribas,* Grupo Financiero Banorte SAB de CV "O"* and JPMorgan Chase & Co.* The financial industry has been fertile ground in which to find companies for the Disequilibria theme, as the global financial crisis has set the stage for strong companies to consolidate their market positions at the expense of weaker rivals.

The Personalized Medicine theme, which was introduced during the past year, seeks companies at the forefront of the shift in medical care to "predict-and-prevent" from "identify-and-cure." The theme has added to performance since its inception, led by a position in the US company, Life Technologies Corp. In our work on this theme, we have sought to find companies whose valuations and/or cash flows could be impacted significantly as the emphasis on prevention increases.

Since our last report to shareholders, we have added a new theme to the fund: Indian Ocean. In the years ahead, agricultural and energy supply routes in the Indian Ocean need to be secured and built. Both China and India must position themselves for this development and, for them, money is not an object. Firms that can help either side in their strategic rivalry for the region will have immense pricing power. We are focusing on indirect beneficiaries — such as global dredging, infrastructure and military equipment companies — that will allow China and India to solidify their presence in the region. Since we added this theme earlier in the calendar year, it has added modestly to performance.

Talent & Ingenuity invests in companies that thrive on human talent rather than relying on hard assets. This theme has a bias toward companies in the technology and health care sectors, both of which outpaced the broader market during the past year. The theme's largest individual contributors were the US companies Expedia, Inc.* and Yahoo! Inc.*

Negative Contributors to Fund Performance

Global Agribusiness seeks companies that stand to benefit from the rapidly changing dietary needs of a growing global population. While we remain positive on this theme in the long term, it was hit hard in the broader sell-off in commodity-related shares that occurred in the first half of the period. Notable detractors included the Brazilian port operator Santos Brasil Participacoes SA, the farm equipment maker Agco Corp.* and the global agriculture company Bunge Ltd.* It should be noted that while Global Agribusiness detracted for the full year, it performed particularly well in the second half of the period amid the recovery in the broader markets.

Large Units invests in companies that are benefiting from the growth of the middle classes and consumerism in emerging-markets countries. Since this theme has a large emerging-markets exposure, it was hurt by the fact that the asset class lagged sharply in the first half of the period. Among the largest individual detractors were the financial stocks Sberbank* (Russia), ICICI Bank* (India) and Ping An Insurance (Group) Co. of China, Ltd. "H".* We continue to see outstanding long-term opportunities among leading companies in the emerging markets, where growth is likely to outpace that of the developed markets in the years ahead.

The theme Supply Chain Dominance invests in companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings. This theme has a relatively high representation of Japanese companies — including Mitsui Fudosan Co., Ltd. and Mitsubishi Heavy Industries Ltd.* — which weighed on relative performance given that the Japanese stock market lagged its global peers.

Asymmetric Negotiators is a long-standing theme that seeks companies whose access to raw materials enables them to conduct one-sided price negotiations with buyers. As such, it invests in energy and natural resources companies — two groups that lagged the broader market amid the sharp sell-off in commodity prices. As a result, Asymmetric Negotiators delivered the worst absolute return of the 13 themes in the portfolio.

Other detracting themes include New Annuities, which seeks companies that can generate predictable long-term returns; Private/Public Partnerships, which invests in companies that partner with governments and regulators; Security, which seeks to identify companies that provide the resources necessary to protect people, their assets and information; and Market Hedge, which invests largely in gold mining and other defensive companies for the purpose of improving the fund's diversification. Although the total number of themes that detracted relative to the benchmark was greater than those that added, the outperformance of the winners more than offset the underperformance of the detractors.

Outlook and Positioning

Even though the markets closed the summer well off of their March 2009 lows, we believe investment opportunities remain abundant. The new crop of supply-chain-dominant companies — which are characterized by rising profit margins and growing market share — have widened the competitive gap between the top and bottom quartiles in their industries. At the other end of the spectrum, many firms are realizing that their business models were designed for a different — and better — economic environment. Those businesses tuned for a continuation of the spending bonanza — and that have used their balance sheets too aggressively — will likely face a difficult future. We therefore believe the best companies have a historic opportunity to finish off their second-class competitors. Investors who can distinguish between these two types of companies should be well positioned to withstand the evolutionary process brought about by the global financial crisis. With this as background, we expect the Supply Chain Dominance theme — which we introduced in 2004 — will continue to be a large component of our strategy.

Turning our attention to the broader investment picture, shareholders who follow the financial media will know that the current debate is focused on the "shape" of the expected economic recovery. Some pundits favor the "V" shape (a rapid rebound in growth), others forecast a "U" (a slower recovery), while still others are calling for the "W" (a renewed slowdown, followed by an eventual recovery). We are not among those looking for "shapes" in global growth trends, as we don't presume to understand the many twists and turns of human behavior that shape the world economy. As we have discussed in the past, we believe it is a better idea to focus on our longer-term themes, which we research well and whose validity is independent of cycle shapes. While past performance is no guarantee of future results, of course, we believe the fund's substantial outperformance in the past five years — a time marked by both bull and bear markets — helps illustrate the effectiveness of our approach.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Multi-Cap Core Funds category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
* Not held in the portfolio as of August 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/09	8/31/08

Common Stocks	91%	95%
Cash Equivalents	4%	—
Participatory Notes	3%	1%
Exchange-Traded Funds	2%	2%
Preferred Stocks	—	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/09	8/31/08

United States and Canada	38%	34%
Europe (excluding United Kingdom)	26%	28%
United Kingdom	9%	7%
Pacific Basin	8%	11%
Japan	6%	7%
Latin America	3%	7%
Middle East	2%	—
Other	8%	6%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	8/31/09	8/31/08

Financials	23%	23%
Health Care	15%	10%
Industrials	13%	17%
Consumer Staples	11%	14%
Energy	10%	10%
Telecommunication Services	7%	3%
Information Technology	7%	6%
Consumer Discretionary	7%	10%
Materials	5%	7%
Utilities	2%	—
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2009 (16.6% of Net Assets)	Country	Percent
1. Deutsche Telekom AG Offers fixed-line and mobile telephone and information technology services for businesses	Germany	2.2%
2. McDonald's Corp. Operator of fast food restaurants	United States	2.1%
3. Nestle SA A multinational company that markets a wide range of food products	Switzerland	1.7%
4. GlaxoSmithKline PLC Develops, manufactures, and markets vaccines and medicines	United Kingdom	1.7%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	United States	1.6%
6. QIAGEN NV Provides technologies for separating and purifying DNA and RNA	Netherlands	1.5%
7. Raiffeisen International Bank-Holding AG Bank holding company whose subsidiary offers commercial banking services	Austria	1.5%
8. UBS AG Provider of wealth management, investment banking and asset management services	Switzerland	1.5%
9. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis, monitoring and treatment	United States	1.4%
10. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	United States	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2009

	Shares	Value ($)

Common Stocks 91.5%
Australia 2.0%
IOOF Holdings Ltd.	871,452	3,341,972
Newcrest Mining Ltd.	228,300	5,801,301
Telstra Corp., Ltd.	5,105,600	14,064,432
(Cost $23,354,938)		23,207,705
Austria 1.5%
Raiffeisen International Bank-Holding AG (Cost $13,373,703)	334,168	17,677,639
Belgium 1.1%
Anheuser-Busch InBev NV (Cost $9,138,995)	293,545	12,680,053
Bermuda 1.1%
Lazard Ltd. "A" (a) (Cost $9,068,013)	339,045	13,178,679
Brazil 2.5%
All America Latina Logistica (Units)	785,100	5,673,615
Santos Brasil Participacoes SA (Units)	2,183,100	13,981,014
SLC Agricola SA	1,126,500	9,055,274
(Cost $41,742,559)		28,709,903
Canada 0.8%
Goldcorp, Inc.	89,200	3,250,229
Viterra, Inc.*	647,000	5,697,264
(Cost $11,126,183)		8,947,493
China 1.2%
Industrial & Commercial Bank of China Ltd. "H"	16,403,000	11,190,726
Renhe Commercial Holdings	13,706,000	2,952,502
(Cost $11,237,355)		14,143,228
Finland 0.4%
Sampo Oyj "A" (Cost $3,315,387)	208,761	5,011,644
France 0.6%
Total SA (Cost $5,849,396)	114,015	6,554,885
Germany 9.4%
Allianz SE (Registered)	112,464	13,006,181
Daimler AG (Registered)	213,900	9,670,790
Deutsche Lufthansa AG (Registered)	721,400	11,605,842
Deutsche Post AG (Registered)	707,200	12,232,097
Deutsche Telekom AG (Registered)	1,879,400	25,050,441
E.ON AG	365,000	15,467,377
Fresenius Medical Care AG & Co. KGaA	245,000	11,017,633
Siemens AG (Registered)	69,200	6,001,018
Sky Deutschland AG*	739,969	3,537,657
(Cost $88,130,462)		107,589,036
Greece 0.3%
Public Power Corp. SA* (Cost $3,299,338)	137,462	3,237,302
Hong Kong 1.5%
China Mobile Ltd.	479,000	4,667,746
GOME Electrical Appliances Holdings Ltd.* (b)	22,281,760	5,946,665
Hongkong & Shanghai Hotels Ltd.	5,565,728	6,275,179
(Cost $21,779,358)		16,889,590
India 1.8%
Bharat Electronics Ltd.	70,570	2,063,042
Hindustan Unilever Ltd.	1,070,200	5,684,002
Infosys Technologies Ltd.	163,600	7,135,790
ITC Ltd.	1,112,800	5,263,870
(Cost $16,821,504)		20,146,704
Ireland 0.9%
CRH PLC	282,400	7,271,491
Irish Life & Permanent PLC	541,807	3,551,123
(Cost $8,932,631)		10,822,614
Israel 0.5%
Teva Pharmaceutical Industries Ltd. (ADR) (a) (Cost $4,566,590)	113,400	5,840,100
Italy 1.2%
Parmalat SpA	3,420,373	8,791,547
Telecom Italia SpA	3,214,000	5,202,750
(Cost $10,790,963)		13,994,297
Japan 6.2%
Chuo Mitsui Trust Holdings, Inc.	818,000	3,453,160
Mitsubishi Corp.	597,800	11,925,084
Mitsubishi Estate Co., Ltd.	459,000	7,561,444
Mitsubishi UFJ Financial Group, Inc.	1,065,100	6,756,923
Mitsui & Co., Ltd.	988,400	12,772,495
Mitsui Fudosan Co., Ltd.	439,000	8,235,435
NTT DoCoMo, Inc.	4,261	6,557,136
Toyota Motor Corp.	312,100	13,309,269
(Cost $60,944,134)		70,570,946
Kazakhstan 0.1%
Kazakhstan Kagazy PLC (GDR) 144A* (Cost $12,862,584)	2,552,100	586,983
Korea 1.8%
Doosan Heavy Industries & Construction Co., Ltd.	97,229	4,931,806
KT&G Corp.	149,760	8,069,131
LG Electronics, Inc.	65,366	7,477,945
(Cost $21,200,187)		20,478,882
Luxembourg 0.7%
ArcelorMittal	164,997	5,951,098
Gagfah SA	193,940	1,754,497
(Cost $5,248,035)		7,705,595
Malaysia 0.4%
AMMB Holdings Bhd. (Cost $2,878,635)	4,280,600	4,975,968
Mexico 0.0%
Banco Compartamos SA de CV (Cost $12,065)	4,100	14,031
Netherlands 2.4%
QIAGEN NV* (a)	861,452	17,736,082
Royal Dutch Shell PLC "A"	337,691	9,349,061
(Cost $21,691,442)		27,085,143
Panama 0.9%
Copa Holdings SA "A" (Cost $8,641,696)	237,800	9,932,906
Russia 1.0%
Far Eastern Shipping Co.*	9,976,000	3,092,560
Globaltrans Investment PLC (GDR) 144A*	668,500	3,777,025
Globaltrans Investment PLC (GDR) REG S*	138,300	781,395
LUKOIL (ADR)	95,800	4,755,431
(Cost $25,329,834)		12,406,411
Singapore 0.2%
Food Empire Holdings Ltd. (Cost $5,645,743)	10,740,000	2,374,412
South Africa 0.7%
AngloGold Ashanti Ltd.	170,677	6,557,758
Murray & Roberts Holdings Ltd.	234,920	1,643,788
(Cost $7,469,139)		8,201,546
Spain 0.6%
Grifols SA (Cost $5,904,045)	379,292	6,673,362
Switzerland 4.8%
Julius Baer Holding AG (Registered)	149,146	7,612,446
Nestle SA (Registered)	475,517	19,763,987
Roche Holding AG (Genusschein)	66,250	10,541,902
UBS AG (Registered)* (e)	303,644	5,614,640
UBS AG (Registered)* (a) (e)	617,400	11,310,768
(Cost $41,790,102)		54,843,743
Thailand 1.4%
Bangkok Bank PCL (Foreign Registered)	1,354,700	4,434,188
Kasikornbank PCL (Foreign Registered)	2,095,700	4,686,410
Seamico Securities PCL (Foreign Registered)	24,267,600	1,669,691
Siam City Bank PCL (Foreign Registered)	7,880,000	5,004,646
(Cost $15,864,282)		15,794,935
Turkey 0.5%
Turkcell Iletisim Hizmetleri AS (ADR) (a) (Cost $4,601,144)	351,900	5,669,109
United Kingdom 9.0%
Aberdeen Asset Management PLC	3,341,545	7,478,938
AstraZeneca PLC	124,233	5,743,766
BAE Systems PLC	2,294,856	11,596,291
BG Group PLC	260,678	4,300,334
BHP Billiton PLC	174,288	4,573,253
G4S PLC	2,641,153	9,561,022
GlaxoSmithKline PLC	1,001,394	19,603,356
Imperial Tobacco Group PLC	365,971	10,266,621
Rio Tinto PLC	155,224	5,934,450
Standard Chartered PLC	594,855	13,501,732
Vodafone Group PLC	4,727,821	10,191,289
(Cost $91,568,024)		102,751,052
United States 34.0%
Anadarko Petroleum Corp. (a)	89,700	4,742,439
Apache Corp.	110,400	9,378,480
AT&T, Inc.	290,900	7,577,945
Bank of America Corp.	832,700	14,647,193
Berkshire Hathaway, Inc. "A"* (a)	101	10,185,850
Cisco Systems, Inc.* (a)	346,900	7,493,040
Citigroup, Inc.	299,300	1,496,500
ConocoPhillips	124,200	5,592,726
CVS Caremark Corp.	178,500	6,697,320
Devon Energy Corp. (a)	157,100	9,642,798
Emdeon, Inc. "A"*	79,800	1,391,712
ExxonMobil Corp. (a)	212,900	14,722,035
FLIR Systems, Inc.* (a)	390,800	8,996,216
General Electric Co.	1,015,400	14,114,060
Hess Corp.	214,200	10,836,378
Hewlett-Packard Co. (a)	401,700	18,032,313
Illumina, Inc.* (a)	216,400	7,632,428
International Business Machines Corp. (a)	61,500	7,260,075
Johnson & Johnson	113,000	6,829,720
KeyCorp	729,700	4,859,802
Laboratory Corp. of America Holdings* (a)	229,500	16,016,805
Legg Mason, Inc. (a)	405,300	11,656,428
Lexmark International, Inc. "A"* (a)	602,300	11,347,332
Life Technologies Corp.* (a)	262,029	11,668,151
McDonald's Corp. (a)	424,000	23,845,760
Microsoft Corp.	255,500	6,298,075
Monsanto Co. (a)	92,200	7,733,736
Moody's Corp. (a)	226,600	6,172,584
Morgan Stanley	292,300	8,465,008
Mylan, Inc.* (a)	864,200	12,677,814
Myriad Genetics, Inc.* (a)	449,100	13,728,987
Perot Systems Corp. "A"* (a)	128,100	2,132,865
Pfizer, Inc. (a)	935,500	15,622,850
PNC Financial Services Group, Inc.	140,700	5,992,413
Procter & Gamble Co.	272,800	14,761,208
SAIC, Inc.* (a)	339,800	6,282,902
Schlumberger Ltd.	102,100	5,738,020
SunTrust Banks, Inc.	212,500	4,966,125
The Mosaic Co.	92,700	4,493,169
The NASDAQ OMX Group, Inc.*	180,000	3,951,000
Unisys Corp.* (a)	1,457,900	3,557,276
Wal-Mart Stores, Inc.	179,100	9,110,817
Williams Companies, Inc. (a)	698,500	11,483,340
(Cost $340,594,661)		389,831,695
Total Common Stocks (Cost $954,773,127)		1,048,527,591

Participatory Notes 3.0%
Egypt 0.1%
Commercial International Bank (issuer Merrill Lynch International & Co.) Expiration Date 5/9/2011* (Cost $611,301)	73,170	712,676
Emerging Markets 0.7%
Merrill Lynch Frontier Index Trust (issuer Merrill Lynch International & Co.) Expiration Date 2/27/2010* (Cost $15,525,612)	163,000	7,590,910
Pakistan 0.7%
Oil & Gas Development Co., Ltd. (issuer Merrill Lynch International & Co.) 144A, Expiration Date 10/18/2011	3,290,900	4,307,130
Pakistan Petroleum Ltd. (issuer Merrill Lynch International & Co.) 144A, Expiration Date 10/18/2011*	1,407,800	3,604,109
(Cost $6,429,919)		7,911,239
Qatar 0.2%
Doha Bank QSC (issuer Merrill Lynch International & Co.) Expiration Date 5/24/2010*	59,822	689,748
Qatar Electricity & Water Co. (issuer Merrill Lynch International & Co.) Expiration Date 5/24/2010*	23,171	652,206
Qatar National Bank (issuer Merrill Lynch International & Co.) Expiration Date 7/26/2010*	19,323	792,606
(Cost $1,909,839)		2,134,560
Saudi Arabia 0.7%
Riyad Bank (issuer HSBC Bank PLC) Expiration Date 6/11/2012	190,200	1,176,626
Samba Financial Group (issuer HSBC Bank PLC) Expiration Date 4/30/2012	97,000	1,107,020
Saudi Basic Industrial Corp. (issuer HSBC Bank PLC) Expiration Date 3/26/2012*	266,300	4,864,089
Saudi Telecom Co. (issuer HSBC Bank PLC) Expiration Date 5/21/2012	86,700	1,088,879
(Cost $8,832,124)		8,236,614
United Arab Emirates 0.6%
Dubai Financial Market (issuer Merrill Lynch International & Co.) Expiration Date 5/24/2010*	13,391,647	6,638,239
National Bank of Abu Dhabi (issuer Merrill Lynch International & Co.) Expiration Date 1/12/2010*	231,106	850,470
(Cost $6,853,459)		7,488,709
Total Participatory Notes (Cost $40,162,254)		34,074,708
	Principal Amount ($)	Value ($)

Other Investments 0.1%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	501,549
	Shares	Value ($)

Exchange-Traded Funds 2.1%
Taiwan 0.3%
iShares MSCI Taiwan Index Fund (Cost $4,349,337)	382,000	4,140,880
United States 1.8%
iShares Nasdaq Biotechnology Index Fund* (a) (Cost $18,413,446)	261,400	20,462,392
Total Exchange-Traded Funds (Cost $22,762,783)		24,603,272
	Contracts	Value ($)

Call Options Purchased 0.0%
United States
General Electric Co., Expiration Date 1/16/2010, Strike Price $30.0 (Cost $2,962,120)	7,100	7,100
	Shares	Value ($)

Securities Lending Collateral 20.0%
Daily Assets Fund Institutional, 0.29% (c) (d) (Cost $229,437,866)	229,437,866	229,437,866

Cash Equivalents 4.0%
Cash Management QP Trust, 0.22% (c) (Cost $46,249,462)	46,249,462	46,249,462
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,296,347,612)+	120.7	1,383,401,548
Other Assets and Liabilities, Net	(20.7)	(237,517,943)
Net Assets	100.0	1,145,883,605
* Non-income producing security.
+ The cost for federal income tax purposes was $1,312,506,634. At August 31, 2009, net unrealized appreciation for all securities based on tax cost was $70,894,914. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $157,638,179 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $86,743,265.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2009 amounted to $222,483,192, which is 19.4% of net assets
(b) Security is listed in country of domicile. Significant business activities of company are in China.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e) Securities with the same description are the same corporate entity, but trade on different stock exchanges.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (f)
Australia	$ —	$ 23,207,705	$ —	$ 23,207,705
Austria	—	17,677,639	—	17,677,639
Belgium	—	12,680,053	—	12,680,053
Bermuda	13,178,679	—	—	13,178,679
Brazil	28,709,903	—	501,549	29,211,452
Canada	8,947,493	—	—	8,947,493
China	—	14,143,228	—	14,143,228
Finland	—	5,011,644	—	5,011,644
France	—	6,554,885	—	6,554,885
Germany	—	107,589,036	—	107,589,036
Greece	—	3,237,302	—	3,237,302
Hong Kong	—	16,889,590	—	16,889,590
India	—	20,146,704	—	20,146,704
Ireland	—	10,822,614	—	10,822,614
Israel	5,840,100	—	—	5,840,100
Italy	—	13,994,297	—	13,994,297
Japan	—	70,570,946	—	70,570,946
Kazakhstan	—	586,983	—	586,983
Korea	—	20,478,882	—	20,478,882
Luxembourg	—	7,705,595	—	7,705,595
Malaysia	—	4,975,968	—	4,975,968
Mexico	14,031	—	—	14,031
Netherlands	—	27,085,143	—	27,085,143
Panama	9,932,906	—	—	9,932,906
Russia	5,536,826	6,869,585	—	12,406,411
Singapore	—	2,374,412	—	2,374,412
South Africa	—	8,201,546	—	8,201,546
Spain	—	6,673,362	—	6,673,362
Switzerland	11,310,768	43,532,975	—	54,843,743
Taiwan	4,140,880	—	—	4,140,880
Thailand	—	15,794,935	—	15,794,935
Turkey	5,669,109	—	—	5,669,109
United Kingdom	—	102,751,052	—	102,751,052
United States	410,294,087	—	—	410,294,087
Participatory Notes	—	34,074,708	—	34,074,708
Short-Term Investments (f)	229,437,866	46,249,462	—	275,687,328
Derivatives (g)	7,100	—	—	7,100
Total	$ 733,019,748	$ 649,880,251	$ 501,549	$ 1,383,401,548
(f) See Investment Portfolio for additional detailed categorizations.
(g) Derivatives include value of options purchased.

The following is a reconciliation of the Fund's Level 3 investment for which significant unobservable inputs were used in determining value:

Other Investments
Level 3 Reconciliation	Brazil
Balance as of August 31, 2008	$ 509,372
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	(7,823)
Amortization premium/discount	—
Net purchase (sales)	—
Net transfers in (out) of Level 3	—
Balance as of August 31, 2009	$ 501,549
Net change in unrealized appreciation (depreciation) from investment still held as of August 31, 2009	$ (7,823)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2009
Assets
Investments: Investments in securities, at value (cost $1,020,660,284) — including $222,483,192 of securities loaned	$ 1,107,714,220
Investment in Daily Assets Fund Institutional (cost $229,437,866)*	229,437,866
Investment in Cash Management QP Trust (cost $46,249,462)*	46,249,462
Total investments, at value (cost $1,296,347,612)	1,383,401,548
Foreign currency, at value (cost $2,639,673)	2,636,387
Receivable for investments sold	20,081,246
Receivable for Fund shares sold	734,703
Dividends receivable	1,983,823
Interest receivable	66,264
Foreign taxes recoverable	205,103
Other assets	54,144
Total assets	1,409,163,218
Liabilities
Payable upon return of securities loaned	229,437,866
Payable for investments purchased	28,305,703
Payable for Fund shares redeemed	3,178,010
Deferred foreign taxes payable	478,835
Accrued management fee	843,291
Other accrued expenses and payables	1,035,908
Total liabilities	263,279,613
Net assets, at value	$ 1,145,883,605
Net Assets Consist of
Undistributed net investment income	10,501,035
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $478,835)	86,575,101
Foreign currency	(4,928)
Accumulated net realized gain (loss)	(912,666,281)
Paid-in capital	1,961,478,678
Net assets, at value	$ 1,145,883,605
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($219,023,731 ÷ 11,271,518 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 19.43
Maximum offering price per share (100 ÷ 94.25 of $19.43)	$ 20.62

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,298,088 ÷ 1,084,970 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 18.71

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($88,195,608 ÷ 4,685,150 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 18.82
Class R Net Asset Value, offering and redemption price(a) per share ($33,634,904 ÷ 1,733,556 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 19.40
Class S Net Asset Value, offering and redemption price(a) per share ($765,595,620 ÷ 39,503,155 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.38
Institutional Class Net Asset Value, offering and redemption price(a) per share ($19,135,654 ÷ 985,595 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.42
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,474,914)	$ 25,608,295
Interest	41,903
Interest — Cash Management QP Trust	329,167
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,765,362
Total Income	27,744,727
Expenses: Management fee	9,215,711
Administration fee	1,041,800
Services to shareholders	2,482,291
Custodian fee	387,235
Distribution and service fees	1,766,831
Professional fees	162,162
Directors' fees and expenses	17,859
Reports to shareholders	207,034
Registration fees	126,667
Other	107,600
Total expenses	15,515,190
Net investment income (loss)	12,229,537
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $150,704)	(600,583,049)
Foreign currency	(1,918,752)
(602,501,801)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $478,835)	228,964,099
Foreign currency	84,655
229,048,754
Net gain (loss)	(373,453,047)
Net increase (decrease) in net assets resulting from operations	$ (361,223,510)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2009	2008
Operations: Net investment income (loss)	$ 12,229,537	$ 6,847,640
Net realized gain (loss)	(602,501,801)	(237,490,506)
Change in net unrealized appreciation (depreciation)	229,048,754	(216,620,923)
Net increase (decrease) in net assets resulting from operations	(361,223,510)	(447,263,789)
Distributions to shareholders from: Net investment income: Class A	(314,655)	(4,235,413)
Class R	—	(41,726)
Class S	(2,447,617)	(13,054,064)
Institutional Class	(41,470)	—
Net realized gains: Class A	(1,261,460)	(109,051,997)
Class B	(105,274)	(8,102,711)
Class C	(514,052)	(45,741,033)
Class R	(172,264)	(1,761,921)
Class S	(3,652,249)	(256,144,919)
Institutional Class	(54,910)	—
Total distributions	(8,563,951)	(438,133,784)
Fund share transactions: Proceeds from shares sold	149,480,427	615,425,292
Reinvestment of distributions	7,758,519	387,474,740
Cost of shares redeemed	(419,933,000)	(609,811,020)
Redemption fees	10,717	32,054
Net increase (decrease) in net assets from Fund share transactions	(262,683,337)	393,121,066
Increase (decrease) in net assets	(632,470,798)	(492,276,507)
Net assets at beginning of period	1,778,354,403	2,270,630,910
Net assets at end of period (including undistributed net investment income of $10,501,035 and $2,808,541, respectively)	$ 1,145,883,605	$ 1,778,354,403

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.43	$ 35.81	$ 35.02	$ 29.60	$ 22.81
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.07	.30[c]	.19	.13
Net realized and unrealized gain (loss)	(4.06)	(5.82)	6.60	7.63	6.66
Total from investment operations	(3.89)	(5.75)	6.90	7.82	6.79
Less distributions from: Net investment income	(.02)	(.25)	(.11)	(.11)	—
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—
Total distributions	(.11)	(6.63)	(6.11)	(2.40)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 19.43	$ 23.43	$ 35.81	$ 35.02	$ 29.60
Total Return (%)[b]	(16.49)	(19.49)	21.19[c]	27.65	29.77[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	431	560	119	26
Ratio of expenses before expense reductions (%)	1.59	1.44	1.40	1.56	1.76
Ratio of expenses after expense reductions (%)	1.59	1.44	1.40	1.56	1.70
Ratio of net investment income (loss) (%)	1.08	.25	.85[c]	.62	.51
Portfolio turnover rate (%)	210	202	151	143	54
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[d] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 22.75	$ 34.97	$ 34.50	$ 29.35	$ 22.79
Income (loss) from investment operations: Net investment income (loss)[a]	.04	(.17)	.00c*	(.10)	(.07)
Net realized and unrealized gain (loss)	(3.99)	(5.67)	6.47	7.54	6.63
Total from investment operations	(3.95)	(5.84)	6.47	7.44	6.56
Less distributions from: Net investment income	—	—	—	—	—
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—
Total distributions	(.09)	(6.38)	(6.00)	(2.29)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 18.71	$ 22.75	$ 34.97	$ 34.50	$ 29.35
Total Return (%)[b]	(17.26)	(20.20)	20.21[c]	26.42[d]	28.78[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	31	41	14	7
Ratio of expenses before expense reductions (%)	2.48	2.28	2.27	2.61	2.69
Ratio of expenses after expense reductions (%)	2.48	2.28	2.27	2.49	2.47
Ratio of net investment income (loss) (%)	.18	(.59)	(.02)[c]	(.31)	(.26)
Portfolio turnover rate (%)	210	202	151	143	54
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[d] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 22.85	$ 35.07	$ 34.55	$ 29.35	$ 22.79
Income (loss) from investment operations: Net investment income (loss)[a]	.05	(.14)	.04[c]	(.06)	(.07)
Net realized and unrealized gain (loss)	(3.99)	(5.70)	6.48	7.55	6.63
Total from investment operations	(3.94)	(5.84)	6.52	7.49	6.56
Less distributions from: Net investment income	—	—	—	—	—
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—
Total distributions	(.09)	(6.38)	(6.00)	(2.29)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 18.82	$ 22.85	$ 35.07	$ 34.55	$ 29.35
Total Return (%)[b]	(17.13)	(20.10)	20.31[c]	26.64	28.78[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	173	223	39	5
Ratio of expenses before expense reductions (%)	2.37	2.19	2.16	2.33	2.62
Ratio of expenses after expense reductions (%)	2.37	2.19	2.16	2.33	2.47
Ratio of net investment income (loss) (%)	.29	(.49)	.09[c]	(.15)	(.26)
Portfolio turnover rate (%)	210	202	151	143	54
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[d] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class R Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.42	$ 35.78	$ 34.98	$ 29.63	$ 22.89
Income (loss) from investment operations: Net investment income (loss)[a]	.14	(.03)	.20[b]	.12	.06
Net realized and unrealized gain (loss)	(4.07)	(5.80)	6.62	7.62	6.68
Total from investment operations	(3.93)	(5.83)	6.82	7.74	6.74
Less distributions from: Net investment income	—	(.15)	(.02)	(.10)	—
Net realized gains on investment transactions	(.09)	(6.38)	(6.00)	(2.29)	—
Total distributions	(.09)	(6.53)	(6.02)	(2.39)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 19.40	$ 23.42	$ 35.78	$ 34.98	$ 29.63
Total Return (%)	(16.67)	(19.69)	20.91[b]	27.37	29.45[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	47	7	4	1
Ratio of expenses before expense reductions (%)	1.83	1.72	1.68	1.79	2.27
Ratio of expenses after expense reductions (%)	1.83	1.72	1.68	1.79	1.96
Ratio of net investment income (loss) (%)	.83	(.10)	.57[b]	.39	.25
Portfolio turnover rate (%)	210	202	151	143	54
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.006% lower.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.36	$ 35.73	$ 34.99	$ 29.64	$ 22.82
Income (loss) from investment operations: Net investment income[a]	.22	.15	.38[b]	.29	.25
Net realized and unrealized gain (loss)	(4.05)	(5.82)	6.58	7.62	6.66
Total from investment operations	(3.83)	(5.67)	6.96	7.91	6.91
Less distributions from: Net investment income	(.06)	(.32)	(.22)	(.27)	(.09)
Net realized gains	(.09)	(6.38)	(6.00)	(2.29)	—
Total distributions	(.15)	(6.70)	(6.22)	(2.56)	(.09)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 19.38	$23.36	$ 35.73	$ 34.99	$ 29.64
Total Return (%)	(16.24)	(19.30)	21.48[b]	28.01	30.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	766	1,081	1,440	1,186	832
Ratio of expenses (%)	1.30	1.19	1.18	1.27	1.25
Ratio of net investment income (%)	1.36	.52	1.07[b]	.91	.96
Portfolio turnover rate (%)	210	202	151	143	54
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.011% lower.
* Amount is less than $.005.

Institutional Class Years Ended August 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.37	$ 23.07
Income (loss) from investment operations: Net investment income[b]	.24	.00***
Net realized and unrealized gain (loss)	(4.04)	.30
Total from investment operations	(3.80)	.30
Less distributions from: Net investment income	(.06)	—
Net realized gains on investment transactions	(.09)	—
Total distributions	(.15)	—
Redemption fees	.00***	.00***
Net asset value, end of period	19.42	$ 23.37
Total Return (%)	(16.06)	1.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	16
Ratio of expenses (%)	1.12	1.14*
Ratio of net investment income (%)	1.54	.74*
Portfolio turnover rate (%)	210	202
[a] For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for ETFs), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under FAS 133. The disclosure below is presented in accordance with FAS 161.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

The Fund may enter into options contracts in order to hedge against potential adverse price movements in the value of the portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments.

During the year ended August 31, 2009, the Fund had transactions in option contracts having a value of less than 5% of the Fund's net assets.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Purchased Options
Equity Contracts (a)	$ 7,100
$ 7,100

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Investments in securities, at value (includes purchased options)

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$ —
$ —

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from investments (includes purchased options)
Change in Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$ (1,902,800)
$ (1,902,800)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options)

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $572,045,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 (the expiration date), whichever occurs first.

In addition, from November 1, 2008 through August 31, 2009, the Fund incurred approximately $324,462,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 10,509,467
Capital loss carryforwards	$ (572,045,000)
Net unrealized appreciation (depreciation) on investments	$ 70,894,914

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2009	2008
Distributions from ordinary income*	$ 8,492,306	$ 262,159,756
Distributions from long-term capital gains	$ 71,645	$ 175,974,028
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $2,236,686,641 and $2,523,581,887, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2009, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.88% of the Fund's average daily net assets.

For the period from September 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class R at 1.90%.

For the period from September 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Institutional Class at 1.40%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2009, the Administration Fee was $1,041,800, of which $96,330 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2009
Class A	$ 404,386	$ 56,316
Class B	55,536	7,895
Class C	187,851	24,898
Class R	4,974	3,138
Class S	1,004,430	148,979
Institutional Class	3,956	—
	$ 1,661,133	$ 241,226

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2009
Class B	$ 137,968	$ 13,086
Class C	658,601	55,374
Class R	85,979	7,041
	$ 882,548	$ 75,501

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2009	Annual Effective Rate
Class A	$ 536,380	$ 53,265.24%
Class B	45,816	1,076.25%
Class C	219,214	—	.25%
Class R	82,873	12,514.24%
	$ 884,283	$ 66,855

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2009 aggregated $16,775.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2009, the CDSC for Class B and C shares aggregated $65,737 and $29,611, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2009, DIDI received $6,615 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,259, of which $7,989 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,102,418	$ 49,342,777	9,377,977	$ 285,841,701
Class B	148,296	2,259,681	429,884	12,952,385
Class C	432,205	6,671,387	2,887,976	88,053,761
Class R	2,126,646	30,905,957	1,979,494	50,205,522
Class S	3,091,791	49,143,489	5,419,813	162,419,481
Institutional Class	829,418	11,157,136	691,302*	15,952,442*
		$ 149,480,427		$ 615,425,292
Shares issued to shareholders in reinvestment of distributions
Class A	96,697	$ 1,376,017	3,345,487	$ 96,149,287
Class B	5,994	82,783	220,299	6,181,606
Class C	27,394	379,948	1,165,090	32,820,576
Class R	11,617	165,417	50,130	1,442,243
Class S	399,296	5,657,974	8,771,973	250,881,028
Institutional Class	6,796	96,380	—	—
		$ 7,758,519		$ 387,474,740
Shares redeemed
Class A	(10,306,998)	$ (163,430,633)	(9,974,686)	$ (280,633,869)
Class B	(446,184)	(6,707,896)	(452,713)	(12,340,028)
Class C	(3,345,339)	(51,283,069)	(2,835,470)	(76,122,642)
Class R	(2,395,074)	(35,563,211)	(227,290)	(6,203,006)
Class S	(10,238,103)	(154,385,524)	(8,249,003)	(234,511,475)
Institutional Class	(541,921)	(8,562,667)	—	—
		$ (419,933,000)		$ (609,811,020)
Redemption fees		$ 10,717		$ 32,054
Net increase (decrease)
Class A	(7,107,883)	$ (112,706,561)	2,748,778	$ 101,368,496
Class B	(291,894)	(4,365,426)	197,470	6,794,087
Class C	(2,885,740)	(44,230,760)	1,217,596	44,755,683
Class R	(256,811)	(4,491,813)	1,802,334	45,444,769
Class S	(6,747,016)	(99,579,626)	5,942,783	178,805,589
Institutional Class	294,293	2,690,849	691,302*	15,952,442*
		$ (262,683,337)		$ 393,121,066
* For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.

G. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of August 31, 2009, events and transactions from September 1, 2009 through October 27, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of DWS Global Thematic Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Thematic Fund (the "Fund") at August 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 27, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.001 per share from net long-term capital gains during its year ended August 31, 2009, of which 100% represents 15% rate gains.

For corporate shareholders, 84% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2009, qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,466,184 and earned $9,230,087 of foreign source income during the year ended August 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended August 31, 2009.

For federal income tax purposes, the Fund designates $29,792,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	233379 817	233379 791	233379 783	233379 759	233379 684
Fund Number	407	607	707	2007	1407
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2009, DWS Global Thematic Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL THEMATIC FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$74,998	$0	$0	$0
2008	$76,050	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2009